SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 10, 2003

Dollar General Corporation
(Exact Name of Registrant as Specified in Charter)

Tennessee	001-11421	61-0502302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Mission Ridge Goodlettsville, Tennessee		37072
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (615) 855-4000

ITEM 7.

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)

Financial Statements.

None.

(b)

Pro Forma Financial Information.  None.

(c)

Exhibits.  See Exhibit Index immediately following the signature page hereto.

ITEM 9.

REGULATION FD DISCLOSURE

On April 10, 2003, Dollar General Corporation issued the news release attached hereto as Exhibit 99 and incorporated by reference as if fully set forth herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOLLAR GENERAL CORPORATION

Date:  April 10, 2003

By:   /s/ Susan S. Lanigan_____________________________

Susan S. Lanigan

Vice President, General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit No.

Description

99

News release dated April 10, 2003

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